                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
                SIX-MONTH DIVIDEND HISTORY       6
                          TOP FIVE SECTORS       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      24
             NOTES TO FINANCIAL STATEMENTS      30

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      38
     FUND OFFICERS AND IMPORTANT ADDRESSES      39

With change, comes opportunity. Portfolio managers who seize today's opportunities will most likely perform well.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
March 20, 2001

Dear Shareholder,

Remember last year? The economic picture has changed dramatically in just a few months. Now with lower interest rates on the horizon and a possible recession, we are seeing an investment climate that is very different from the one to which we've grown accustomed. With change, however, comes opportunity. Portfolio managers who seize today's investment opportunities will most likely perform well, while those who prefer to recall the good-old days will find the current market environment challenging.

To help you put your fund's recent performance into perspective, this report explains how your fund's portfolio managers invested your money during this challenging time. In the following pages, you will find an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, Van Kampen has managed money long enough to understand market slowdowns are inevitable. But, to help protect yourself against future downturns, consider these time-tested investing principles as you seek to craft a successful investment strategy:

- DIVERSIFY--Owning a well-diversified portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk during sudden market drops. Diversification may improve your long-term portfolio performance and let you sleep better at night.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy that takes into account factors such as your age, family status, and goals. Though no portfolio is immune to volatility, your advisor can work with you to ensure that your portfolio appropriately addresses your long-term financial goals.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your money while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY SOARED TO DIZZYING HEIGHTS IN THE FIRST HALF OF 2000 AND BEGAN A SHARP SLOWDOWN LATER IN THE YEAR THAT CONTINUED INTO 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.1 PERCENT ON AN ANNUALIZED BASIS FOR THE FOURTH QUARTER OF 2000--A STARK CONTRAST TO THE SECOND-QUARTER HIGH OF 5.6 PERCENT. THIS ECONOMIC DOWNTURN BROUGHT RECESSION FEARS TO THE FOREFRONT AND EFFECTIVELY QUASHED BUSINESS AND CONSUMER DEMAND, SPENDING ON EXPORTS AND MANUFACTURING ACTIVITY.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION CONCERNS WERE LARGELY HELD IN CHECK AS CORPORATE LAYOFFS, RISING ENERGY COSTS, A WEAKENING STOCK MARKET AND SLOWING ECONOMY COMBINED TO CURB CONSUMER SPENDING. WITH THIS PROVERBIAL TIGHTENING OF THE PURSE STRINGS AND SINKING CONSUMER CONFIDENCE, POLITICIANS, FINANCIAL ANALYSTS AND MAINSTREAM MEDIA WARNED OF A POSSIBLE RECESSION.

DESPITE THIS DRAMATIC TURN OF EVENTS, THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS--REGISTERING 4.2 PERCENT IN FEBRUARY.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.5 PERCENT IN THE 12 MONTHS ENDED FEBRUARY 28. WITH INFLATION IN CHECK AND ECONOMIC GROWTH SLOWING RAPIDLY, ALL EYES WERE ON THE FEDERAL RESERVE AS IT MADE A SURPRISE INTEREST-RATE CUT OF 0.50 PERCENT ON JANUARY 3, 2001, AND ANOTHER HIGHLY ANTICIPATED CUT OF 0.50 PERCENT DURING ITS REGULARLY SCHEDULED MEETING ON JANUARY 31, 2001.

THE FED, WHICH HIKED INTEREST RATES THREE TIMES DURING THE FIRST HALF OF 2000, STATED ITS DRAMATIC POLICY REVERSAL AT THE START OF 2001 WAS IN RESPONSE TO RISING ENERGY COSTS AND ERODING CONSUMER AND BUSINESS CONFIDENCE. INDUSTRY ANALYSTS AND INVESTORS CAUTIOUSLY WELCOMED THE FED'S ACTIONS, BUT MANY PREDICTED ADDITIONAL RATE CUTS FOR THE FIRST HALF OF 2001 AS THE FED TRIES TO WARD OFF A RECESSION AND RETURN GDP TO A HEALTHY AND SUSTAINABLE RATE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(December 31, 1998--December 31, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 98                                                                            5.9
Mar 99                                                                            3.5
Jun 99                                                                            2.5
Sep 99                                                                            5.7
Dec 99                                                                            8.3
Mar 00                                                                            4.8
Jun 00                                                                            5.6
Sep 00                                                                            2.2
Dec 00                                                                            1.1

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(February 28, 1999--February 28, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Feb 99                                                                      4.75                               1.7
                                                                            4.75                               1.8
                                                                            4.75                               2.3
May 99                                                                      4.75                               2.1
                                                                             5.0                               2.0
                                                                             5.0                               2.1
Aug 99                                                                      5.25                               2.3
                                                                            5.25                               2.6
                                                                            5.25                               2.6
Nov 99                                                                       5.5                               2.6
                                                                             5.5                               2.7
                                                                             5.5                               2.7
Feb 00                                                                      5.75                               3.2
                                                                             6.0                               3.8
                                                                             6.0                               3.1
May 00                                                                       6.5                               3.2
                                                                             6.5                               3.7
                                                                             6.5                               3.7
Aug 00                                                                       6.5                               3.4
                                                                             6.5                               3.5
                                                                             6.5                               3.4
Nov 00                                                                       6.5                               3.4
                                                                             6.5                               3.4
                                                                             5.5                               3.7
Feb 01                                                                       5.5                               3.5

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the consumer price index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of February 28, 2001)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                   -3.21%     -3.63%     -3.84%
-------------------------------------------------------------------------
Six-month total return(2)                -7.78%     -7.28%     -4.75%
-------------------------------------------------------------------------
One-year average annual total
return(2)                                -7.63%     -7.21%     -4.65%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 3.80%      3.81%      3.99%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 9.88%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 8.10%      6.67%(3)   5.15%
-------------------------------------------------------------------------
Commencement date                      10/02/78   07/02/92   07/06/93
-------------------------------------------------------------------------
Distribution rate(4)                     11.21%     10.88%     10.97%
-------------------------------------------------------------------------
Sec Yield(5)                              9.59%      9.34%      9.38%
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and Class C Shares and Rule 12b-1 fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending February 28, 2001.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of corporate debt obligations)

As of February 28, 2001
- A/A................   0.2%   [PIE CHART]
- BBB/Baa............   1.6%
- BB/Ba..............  12.6%
- B/B................  73.9%
- CCC/Caa............   4.9%
- C/C................   1.0%
- Non-Rated..........   5.8%

As of August 31, 2000
- BBB/Baa............   0.3%   [PIE CHART]
- BB/Ba..............   8.7%
- B/B................  80.0%
- CCC/Caa............   4.5%
- CC/Ca..............   1.0%
- C/C................   0.1%
- Non-Rated..........   5.4%

Based upon the credit quality ratings as issued by Standard & Poor's/Moody's, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending February 28, 2001)
[BAR GRAPH]

9/00                                                                            0.0485
10/00                                                                           0.0470
11/00                                                                           0.0470
12/00                                                                           0.0470
1/01                                                                            0.0470
2/01                                                                            0.0470

The dividend history represents past performance of the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                     FEBRUARY 28, 2001                   AUGUST 31, 2000
                                                                     -----------------                   ---------------
Utilities                                                                  30.20                              27.90
Consumer Services                                                          19.10                              19.80
Raw Materials/Processing Industries                                         9.20                               9.50
Consumer Distribution                                                       6.90                               7.50
Technology                                                                  6.70                               6.10

Subject to change daily.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN HIGH
INCOME CORPORATE BOND FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT
SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE PAST SIX MONTHS. ROBERT J. HICKEY, PORTFOLIO MANAGER, HAS MANAGED THE FUND SINCE JUNE 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2001.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE FUND OPERATED AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   It was a challenging and highly
volatile period for corporate bond investors. Market conditions during the first four months of the reporting period were quite difficult, but improved sharply over the last two months.

    During the fourth quarter of 2000, market participants reacted negatively to a rapidly slowing U.S. economy and a rising default rate among bond issuers. By the end of the calendar year, gross domestic product (GDP) growth dipped below two percent and bond default rates climbed to almost eight percent. Concerns that sluggish economic growth would erode corporate earnings--and make it that much more difficult for firms to service their debt--made investors reluctant to commit money to the high-yield bond market. In addition, banks tightened their credit standards, making it more difficult for some corporations to finance their operations through the high-yield debt market.

    At the same time, new bond issuance sank to lower levels as corporations sought alternative means of financing or put plans on hold. With lower demand and less liquidity in the market, bond prices came under increasing pressure and steadily declined during the last few months of 2000. Because investors perceived a greater risk in the markets, we began to see higher yields and wider yield spreads (the difference in yield between higher-risk corporate bonds and lower-risk Treasury bonds). By the end of November 2000, these spreads had reached record-high levels.

    Investor sentiment began to turn the corner in mid-December, sparked by the growing belief that the Federal Reserve Board would try to stimulate the slowing economy with a cut in short-term interest rates. These expectations, combined with the relative cheapness of high-yield debt securities, helped bring more money into the market and spur a rally that lasted from January 2001 through mid-February.

    In January 2001, the Fed moved aggressively to stimulate economic growth, lowering short-term interest rates by a full percentage point. In the past, such cuts have been good for the high-yield market, and investors believed there were more cuts yet to come. As of the end of February, however, the Fed had not made additional cuts.

    Under these challenging circumstances, the fund produced a total return of -3.21 percent for the six months through February 28, 2001 (Class A shares at net asset value, including 12b-1 fees of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower). Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Chase Global High Yield Index posted a total return of 0.79 percent for the same period. The returns of this broad-based, unmanaged index, which reflects the general performance of the global high-yield corporate debt market, do not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT SPECIFIC STRATEGIES DID
    YOU EMPLOY IN MANAGING THE PORTFOLIO?

A   Considering the adverse market
conditions we encountered during much of the last six months, we believed it was wise to keep the fund broadly diversified. As of February 2001, the fund held more than 200 individual bond issues, ranging across a broad spectrum of industries.

    From a credit quality perspective, we have always maintained an emphasis on high-yield/high-risk lower-rated corporate bonds, particularly those in the category of securities rated B by Standard & Poor's Rating Group, or those with a similar rating from a nationally recognized rating agency. Consistent with this orientation, roughly 74 percent of the fund's long-term investments were allocated to securities with a B rating (as of February 28, 2001). We believe that it is these securities which have best helped us to achieve our investment objective of seeking to provide our shareholders with an attractive level of current income. Still, we could not ignore the market's overall tone and prevailing trends, so we took several steps to give the portfolio a slightly more defensive posture, especially with regard to investing new money that came into the fund. Within the single-B category, for example, we were slightly biased toward securities with a B+ rating, rather than a B- rating, and, when possible, we favored securities issued by the larger, more liquid issuers. We also allocated assets to some BB-rated issues, based on their attractive value at lower prices.

    Also during the reporting period, we reduced the fund's exposure to emerging markets securities. This sector had performed well for much of

2000, with issues from Mexico, Venezuela and Russia riding the wave of rising oil prices. However, we felt this sector was nearing a peak because the U.S. economic slowdown is also likely to have an impact on these foreign economies. We began selling emerging markets securities selectively in the fourth quarter of 2000 and continued this track in the first quarter of 2001. Overall, the fund's allocation to this sector fell to approximately 3 percent of net assets, down from roughly 6 percent at the start of the period.

    With regard to industry sectors, the fund's holdings in telecommunications and textiles were among those that lagged the indexes, but the fund's positions in gaming, utilities and energy helped to boost the portfolio's performance. The fund also had very limited exposure to retail issuers, which helped shield the portfolio from credit concerns that continue to plague the retail industry.

Q   WHAT WERE SOME OF THE
    CHALLENGES YOU FACED IN MANAGING THE PORTFOLIO UNDER THESE CIRCUMSTANCES?

A   Credit concerns and a lack of
liquidity in the high-yield market made it especially challenging to be invested in single-B securities. These lower-rated securities tend to be more susceptible to changes in the credit environment, so the impact of negative investor sentiment was clearly evident in this sector. With its significant allocation to this portion of the market, the fund underperformed during the first four months of the reporting period, contributing to the fund's negative total return for the six months through February 2001. Overall, the fund's total return performance was better than the single-B sector of the market, but fell short of the high-yield market as a whole.

    On the bright side, this sector's performance was much improved during January and February, though the rally wasn't strong enough to erase the downturn experienced in the fourth quarter of 2000.

    Another challenge was the rising rate of defaults in the high-yield market--nearly doubling by year-end. Fortunately, the fund had fewer defaults than the market as a whole, which reflects well on our credit research efforts.

    While more default activity is expected, it seems much of the market is already priced to account for this higher rate of defaults. We believe this may bode well for the relative value of the lower-rated securities we favor for this particular portfolio.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET AND THE FUND IN THE MONTHS AHEAD?

A   Clearly, the economic slowdown
was expected to affect the market; the question now is how long will the slowdown last. The economy's growth rate will be the key to the market's behavior in the near term. While some market analysts expect a sharp or "V-shaped" recovery, we anticipate that it will take a quarter or two for economic activity to pick up sufficiently to justify a sustained rally in the bond market.

    It is likely the Federal Reserve will continue to ease interest rates in the very near future, and prospects look good for some form of legislative tax relief. These factors should help keep the economy from sliding into a recession--or, at the very least, help ward off a deep recessionary period, which would certainly hit the high-yield market hard.

    With yield spreads wide and prices relatively cheap compared to historical levels, continued improvement in the economic picture would likely have a positive impact on the market's performance. It is our opinion that the high-yield bond market should be in a good position for improved performance in 2001.

    We expect to maintain some of the more defensive aspects of the portfolio, such as broad diversification, an emphasis on highly liquid issuers, and a continued reliance on diligent credit research.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CLASS A SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges. Some Van Kampen mutual funds offer D shares as well.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

LIQUIDITY: The ease with which an investor can buy or sell a security at a reasonable price.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                            MARKET
(000)       DESCRIPTION                                   COUPON    MATURITY      VALUE
            CORPORATE BONDS  86.1%
            CONSUMER DISTRIBUTION  5.8%
$   4,650   Agrilink Foods, Inc. ......................    11.875%  11/01/08   $  3,906,000
    4,425   Big 5 Corp., Ser B.........................    10.875   11/15/07      3,938,250
    1,500   Building One Services Corp. ...............    10.500   05/01/09      1,222,500
      217   California Farm Lease Trust, 144A--Private
            Placement (a)..............................     8.500   07/15/17        225,897
    4,300   Chiquita Brands International, Inc. (b)....    10.000   06/15/09      2,042,500
    9,000   CHS Electronics, Inc. (b)..................     9.875   04/15/05        180,000
    3,480   Community Distributors, Inc., Ser B........    10.250   10/15/04      2,714,400
    3,250   Disco SA (Argentina).......................     9.125   05/15/03      3,087,500
    3,825   Duane Reade, Inc. .........................     9.250   02/15/08      3,480,750
    3,000   Fleming Cos., Inc. ........................    10.500   12/01/04      2,917,500
    2,000   Gruma SA (Mexico)..........................     7.625   10/15/07      1,690,000
    1,200   Jitney Jungle Stores America, Inc. (b).....    12.000   03/01/06         15,000
      256   K Mart Funding Corp., Ser F................     8.800   07/01/10        233,203
    2,365   King Pharmaceuticals, Inc. ................    10.750   02/15/09      2,577,850
    2,200   Luiginos, Inc. ............................    10.000   02/01/06      1,881,000
    1,500   Musicland Group, Inc. .....................     9.000   06/15/03      1,515,000
    5,655   Musicland Group, Inc. .....................     9.875   03/15/08      5,937,750
    7,250   Pantry, Inc. ..............................    10.250   10/15/07      7,032,500
      945   Phar Mor, Inc. ............................    11.720   09/11/02        652,050
                                                                               ------------
                                                                                 45,249,650
                                                                               ------------
            CONSUMER DURABLES  4.0%
    9,885   Aetna Industries, Inc. ....................    11.875   10/01/06      4,695,375
      575   Anvil Knitwear, Inc., Ser B................    10.875   03/15/07        543,375
    1,905   BRL Universal Equipment, 144A--Private
            Placement (a)..............................     8.875   02/15/08      1,952,625
    1,725   Cambridge Industries, Inc., Ser B (b)......    10.250   07/15/07        439,875
    6,250   Cathay International Ltd., 144A--Private
            Placement (China) (a)......................    13.500   04/15/08      1,875,000
    6,000   Cluett American Corp., Ser B...............    10.125   05/15/08      4,350,000
    1,000   Fonda Group, Inc., Ser B...................     9.500   03/01/07        785,000
    6,000   Oxford Automotive, Inc., Ser D.............    10.125   06/15/07      3,660,000
    4,000   Sleepmaster LLC............................    11.000   05/15/09      3,600,000
    7,029   Talon Automotive Group, Inc., Ser B (b)....     9.625   05/01/08        702,900
    1,630   Venture Holdings, Ser B....................     9.500   07/01/05        855,750

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)       DESCRIPTION                                   COUPON    MATURITY      VALUE
            CONSUMER DURABLES (CONTINUED)
$   4,340   Venture Holdings...........................    12.000%  06/01/09   $  1,432,200
    6,300   Webb (Del E.) Corp. .......................    10.250   02/15/10      6,142,500
                                                                               ------------
                                                                                 31,034,600
                                                                               ------------
            CONSUMER NON-DURABLES  4.4%
    2,000   American Tissue Inc., Ser B................    12.500   07/15/06      1,740,000
    3,500   CMI Industries, Inc. ......................     9.500   10/01/03      1,260,000
    8,900   Consoltex Group, Inc., Ser B (Canada)......    11.000   10/01/03      1,913,500
    4,625   Del Monte Corp. ...........................    12.250   04/15/07      5,087,500
    1,750   Delta Mills, Inc., Ser B...................     9.625   09/01/07      1,531,250
      275   Echostar DBS Corp. ........................     9.250   02/01/06        280,500
    1,300   French Fragrances, Inc., Ser B.............    10.375   05/15/07      1,293,500
    5,940   French Fragrances, Inc., 144A--Private
            Placement (a)..............................    11.750   02/01/11      6,326,100
    3,150   Galey & Lord, Inc. ........................     9.125   03/01/08      2,299,500
    4,750   Globe Manufacturing Corp. (b)..............    10.000   08/01/08         47,500
      140   National Wine & Spirits, Inc. .............    10.125   01/15/09        135,800
    6,000   Outsourcing Services Group, Inc., Ser B....    10.875   03/01/06      4,080,000
    4,500   St John Knits International, Inc. .........    12.500   07/01/09      4,432,500
    3,850   Supreme International, Ser B...............    12.250   04/01/06      3,388,000
                                                                               ------------
                                                                                 33,815,650
                                                                               ------------
            CONSUMER SERVICES  17.2%
    3,000   Adelphia Communications Corp., Ser B.......     9.250   10/01/02      3,015,000
    2,225   Amazon.com, Inc., 144A--Private Placement
            (a) (c)....................................  0/10.000   05/01/08      1,312,750
    2,100   American Plumbing & Mechanical.............    11.625   10/15/08      2,068,500
    7,210   Argosy Gaming Co. .........................    10.750   06/01/09      7,714,700
      105   Argosy Gaming Co., 144A--Private Placement
            (a)........................................    10.750   06/01/09        112,350
    1,430   Autotote Corp. Ser B.......................    12.500   08/15/10      1,265,550
    1,900   Avis Group Holdings, Inc. .................    11.000   05/01/09      2,118,500
   10,150   Booth Creek Ski Holdings, Inc., Ser B......    12.500   03/15/07      8,120,000
    2,500   Cadmus Communications Corp. ...............     9.750   06/01/09      2,337,500
    4,180   Charter Communications Holdings LLC........     8.250   04/01/07      4,054,600
    4,225   Charter Communications Holdings LLC (c)....  0/11.750   01/15/10      2,841,312
    5,500   Citidel Broadcasting Co., Ser B............    10.250   07/01/07      5,830,000
    1,375   Classic Cable, Inc. .......................     9.375   08/01/09        783,750
    4,600   Coaxial Commerce Central Ohio, Inc. .......    10.000   08/15/06      4,623,000
      700   Comcast Cable Communications, Inc. ........     6.375   01/30/06        704,797
    1,750   Diamond Cable Co. (United Kingdom).........    11.750   12/15/05      1,723,750
    2,875   Frontiervision Holdings L.P., Ser B (c)....  0/11.875   09/15/07      2,803,125
    2,250   Frontiervision Holdings L.P. (c)...........  0/11.875   09/15/07      2,193,750
    3,745   Gray Communications Systems, Inc. .........    10.625   10/01/06      3,782,450

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)       DESCRIPTION                                   COUPON    MATURITY      VALUE
            CONSUMER SERVICES (CONTINUED)
$   6,100   Hollywood Casino Corp. ....................    11.250%  05/01/07   $  6,466,000
    3,520   Horseshoe Gaming LLC.......................     8.625   05/15/09      3,537,600
    3,400   Insight Communications Inc., 144A--Private
            Placement (a) (c)..........................  0/12.250   02/15/11      1,904,000
    5,500   International Cabletel, Inc., Ser B........    11.500   02/01/06      5,335,000
    1,750   Intrawest Corp., 144A--Private Placement
            (Canada) (a)...............................    10.500   02/01/10      1,825,512
    1,050   Intrawest Corp. (Canada)...................    10.500   02/01/10      1,102,500
    4,500   Isle of Capri Casinos, Inc. ...............     8.750   04/15/09      4,005,000
    3,393   James Cable Partners L.P., Ser B...........    10.750   08/15/04      2,375,100
    1,045   Majestic Star Casino LLC, Ser B............    10.875   07/01/06        872,575
    1,400   Mediacom LLC, 144A--Private Placement (a)..     9.500   01/15/13      1,393,000
    3,425   Multicanal Participacoes, Ser B (Brazil)...    12.625   06/18/04      3,596,250
      445   Multicanal SA (Argentina)..................    10.500   02/01/07        350,437
      245   Murrin Murrin Holdings Property Ltd
            (Australia)................................     9.375   08/31/07        191,100
    4,500   Muzak LLC..................................     9.875   03/15/09      4,072,500
    3,685   Northland Cable Television, Inc. ..........    10.250   11/15/07      2,413,675
    3,000   Park N View, Inc., Ser B (b)...............    13.000   05/15/08        150,000
    1,660   Park Place Entertainment Corp. ............     7.875   12/15/05      1,660,000
    1,135   Park Place Entertainment Corp. ............     8.875   09/15/08      1,163,375
    4,035   Port Arthur Finance Corp., Ser A...........    12.500   01/15/09      3,994,650
    5,000   Premier Parks, Inc. (c)....................  0/10.000   04/01/08      3,912,500
    7,075   Radio Unica Corp. (c)......................  0/11.750   08/01/06      4,598,750
      500   Sinclair Broadcast Group, Inc. ............    10.000   09/30/05        487,500
    2,750   Sinclair Broadcast Group, Inc. ............     8.750   12/15/07      2,523,125
      201   Station Casinos, Inc. .....................    10.125   03/15/06        208,537
    7,190   Telewest Communications PLC (United
            Kingdom)...................................    11.000   10/01/07      7,190,000
    2,700   Telewest Communications PLC (United
            Kingdom) (c)...............................   0/9.250   04/15/09      1,647,000
    1,000   Telewest Communications PLC (United
            Kingdom) (c)...............................  0/11.375   02/01/10        615,000
    5,000   UIH Australia/Pacific, Inc., Ser B (c).....  0/14.000   05/15/06      3,375,000
    5,255   United International Holdings, Inc., Ser B
            (c)........................................  0/10.750   02/15/08      2,732,600
      300   Wam!Net, Inc. (c)..........................  0/13.250   03/01/05        117,000
    6,250   Young America Corp., Ser B.................    11.625   02/15/06      1,875,000
                                                                               ------------
                                                                                133,095,670
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)       DESCRIPTION                                   COUPON    MATURITY      VALUE
            ENERGY  4.2%
$   4,115   Chesapeake Energy Corp., Ser B.............     9.625%  05/01/05   $  4,269,312
    1,400   Chesapeake Energy Corp. ...................     9.125   04/15/06      1,454,250
    1,205   Cliffs Drilling Co., Ser B.................    10.250   05/15/03      1,247,175
    1,400   Cross Timbers Oil Co., Ser B...............     9.250   04/01/07      1,463,000
    4,385   Frontier Oil Corp. ........................    11.750   11/15/09      4,593,287
    1,750   Grant Prideco, Inc., 144A--Private
            Placement (a)..............................     9.625   12/01/07      1,820,000
    5,975   Houston Exploration Co. ...................     8.625   01/01/08      5,825,625
      953   Hurricane Hydrocarbons Ltd., 144A--Private
            Placement (Canada) (a).....................    16.000   12/31/01        962,589
    4,005   KCS Energy, Inc., Ser B....................    11.000   01/15/03      4,045,050
      155   Nuevo Energy Co., 144A--Private Placement
            (a)........................................     9.375   10/01/10        153,838
    2,100   Triton Energy Ltd. (Cayman Islands)........     8.875   10/01/07      2,184,000
    4,500   Universal Compression, Inc. (c)............   0/9.875   02/15/08      3,825,000
      160   Vintage Petroleum, Inc. ...................     8.625   02/01/09        164,800
      150   Vintage Petroleum, Inc. ...................     9.750   06/30/09        163,875
                                                                               ------------
                                                                                 32,171,801
                                                                               ------------
            FINANCE  2.5%
    4,780   Alamosa Delaware, Inc., 144A--Private
            Placement (a)..............................    12.500   02/01/11      4,851,700
    4,575   Americo Life, Inc. ........................     9.250   06/01/05      4,369,125
    6,180   Conseco, Inc. .............................     6.400   06/15/01      6,087,300
      357   DR Structured Finance Corp., Ser A1........     7.600   08/15/07        258,531
      100   DR Structured Finance Corp., Ser A2........     8.375   08/15/15         59,500
      200   Jet Equipment Trust, Ser C1, 144A--Private
            Placement (a)..............................    11.790   12/15/13        218,812
      300   Jet Equipment Trust, Ser 95-D,
            144A--Private Placement (a)................    11.440   11/01/14        333,633
    4,525   Madison River Capital/Madison River
            Financial..................................    13.250   03/01/10      3,371,125
                                                                               ------------
                                                                                 19,549,726
                                                                               ------------
            HEALTH CARE  0.4%
    3,000   Mediq, Inc. (b)............................    11.000   06/01/08         60,000
    2,795   Tenet Healthcare Corp. ....................     8.000   01/15/05      2,864,875
                                                                               ------------
                                                                                  2,924,875
                                                                               ------------
            PRODUCER MANUFACTURING  4.0%
    3,355   Compass Aerospace Corp. ...................    10.125   04/15/05        738,100
    4,200   Di Industries, Inc. .......................     8.875   07/01/07      4,200,000
    4,500   Eagle-Picher Industries, Inc. .............     9.375   03/01/08      2,880,000
    6,655   GS Technologies Operating, Inc. (b)........    12.000   09/01/04        133,100

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)       DESCRIPTION                                   COUPON    MATURITY      VALUE
            PRODUCER MANUFACTURING (CONTINUED)
$   6,250   Hydrochem Industrial Services, Inc., Ser
            B..........................................    10.375%  08/01/07   $  4,718,750
    8,000   IMO Industries, Inc. ......................    11.750   05/01/06      7,960,000
      750   Indah Kiat Fin Mauritius Ltd (Indonesia)...    10.000   07/01/07        240,000
    2,000   K Hovnanian Enterprises, Inc. .............    10.500   10/01/07      2,040,000
    1,580   Numatics, Inc., Ser B......................     9.625   04/01/08      1,106,000
    3,000   Terex Corp. ...............................     8.875   04/01/08      2,790,000
    4,500   Terex Corp., Ser D.........................     8.875   04/01/08      4,185,000
                                                                               ------------
                                                                                 30,990,950
                                                                               ------------
            RAW MATERIALS/PROCESSING INDUSTRIES  8.4%
    2,175   Acetex Corp. (Canada)......................     9.750   10/01/03      2,109,750
    3,000   AEP Industries, Inc. ......................     9.875   11/15/07      2,805,000
    2,100   Anchor Lamina, Inc. (Canada)...............     9.875   02/01/08        714,000
    4,540   Aracruz Celulose SA, 144A--Private
            Placement (Brazil) (a).....................    10.375   01/31/02      4,676,200
    9,380   Doe Run Resources Corp., Ser B.............    11.250   03/15/05      3,845,800
    1,535   Doman Industries Ltd. (Canada).............    12.000   07/01/04      1,558,025
    1,400   Georgia Gulf Corp. ........................    10.375   11/01/07      1,449,000
       80   Glencore Nickel Property Ltd (Australia)...     9.000   12/01/14         60,000
    2,485   Hercules, Inc., 144A--Private Placement
            (a)........................................    11.125   11/15/07      2,503,638
      600   Hermes Europe Railtel BV (Netherlands).....    11.500   08/15/07        267,000
    1,685   Huntsmans ICI Chemicals LLC................    10.125   07/01/09      1,752,400
    1,400   ISP Holdings, Inc., Ser B..................     9.750   02/15/02      1,281,000
    2,770   ISP Holdings, Inc., Ser B..................     9.000   10/15/03      2,451,450
    2,095   Kappa Beheer BV (Netherlands)..............    10.625   07/15/09      2,220,700
    1,555   Kappa Beheer BV (Netherlands)..............    10.625   07/15/09      1,538,647
    3,725   Pacifica Papers, Inc. .....................    10.000   03/15/09      3,874,000
      910   Pillowtex Corp. (b)........................    10.000   11/15/06         54,600
    3,850   Pillowtex Corp. (b)........................     9.000   12/15/07        231,000
    5,054   Pioneer Americas Acquisition Corp., Ser B
            (b)........................................     9.250   06/15/07      1,364,580
    6,500   Printpack, Inc., Ser B.....................    10.625   08/15/06      6,500,000
    3,250   Radnor Holdings, Corp., Ser B..............    10.000   12/01/03      2,746,250
    5,000   Renco Steel Holdings, Inc., Ser B..........    10.875   02/01/05      2,175,000
    2,235   Repap New Brunswick, Inc. (Canada).........     9.000   06/01/04      2,357,925
    7,525   Republic Technologies International LLC....    13.750   07/15/09        978,250
    1,417   Reunion Industries, Inc. ..................    13.000   05/01/03      1,140,685
      665   Sweetheart Cup, Inc. ......................    10.500   09/01/03        618,450
    4,025   Tekni-Plex, Inc., Ser B....................    12.750   06/15/10      3,703,000
    2,020   Terra Industries, Inc., Ser B..............    10.500   06/15/05      1,585,700
    2,750   Vicap SA (Mexico)..........................    10.250   05/15/02      2,695,000

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)       DESCRIPTION                                   COUPON    MATURITY      VALUE
            RAW MATERIALS/PROCESSING INDUSTRIES (CONTINUED)
$   3,100   Vicap SA (Mexico)..........................    11.375%  05/15/07   $  2,635,000
    4,625   WHX Corp. .................................    10.500   04/15/05      2,775,000
                                                                               ------------
                                                                                 64,667,050
                                                                               ------------
            TECHNOLOGY  6.0%
    2,800   360networks, Inc. (Canada).................    13.000   05/01/08      2,371,079
    2,660   360networks, Inc. (Canada).................    13.000   05/01/08      2,367,400
    2,520   Amkor Tech, Inc., 144A--Private Placement
            (a)........................................     9.250   02/15/09      2,457,000
    2,000   Century Communications Corp. ..............     9.750   02/15/02      2,010,000
    4,210   Exodus Communications, Inc. ...............    11.250%  07/01/08      4,041,600
    2,750   Exodus Communications, Inc. ...............    11.375   07/15/08      2,467,957
    7,500   Fairchild Semiconductor Corp. .............    10.375   10/01/07      7,481,250
    1,750   Fairchild Semiconductor Corp.,
            144A--Private Placement (a)................    10.500   02/01/09      1,750,000
    5,435   Global Crossing Holdings Ltd. (Bermuda)....     9.125   11/15/06      5,380,650
    3,500   Global Crossing Holdings Ltd.,
            144A--Private Placement (Bermuda) (a)......     8.700   08/01/07      3,395,000
    1,950   Global Telesystems Europe BV
            (Netherlands)..............................    11.000   12/01/09        794,233
    1,105   Intersil Corp. ............................    13.250   08/15/09      1,411,638
   11,565   PSINet, Inc. ..............................    10.500   12/01/06      2,659,950
    1,750   PSINet, Inc. ..............................    10.500   12/01/06        386,589
      425   Viatel, Inc. (c)...........................  0/12.500   04/15/08         55,250
    7,790   Viatel, Inc. ..............................    11.500   03/15/09      1,986,450
    3,100   Williams Communications Group, Inc. .......    11.700   08/01/08      2,898,500
    7,525   Winstar Communications, Inc. (c)...........  0/14.750   04/15/10      2,408,000
                                                                               ------------
                                                                                 46,322,546
                                                                               ------------
            TRANSPORTATION  4.1%
    4,000   American Commercial Lines LLC..............    10.250   06/30/08      2,720,000
    7,500   Atlas Air, Inc. ...........................    10.750   08/01/05      7,875,000
    4,750   Atlas Air, Inc. ...........................     9.375   11/15/06      4,773,750
      675   Atlas Air, Inc. ...........................     9.250   04/15/08        678,375
    1,005   Cenargo International PLC (United
            Kingdom)...................................     9.750   06/15/08        899,475
    6,655   Greyhound Lines, Inc., Ser B...............    11.500   04/15/07      5,490,375
    1,170   MRS Logistica SA, Ser B, 144A--Private
            Placement (Brazil) (a).....................    10.625   08/15/05      1,070,550
    6,250   Pegasus Shipping Hellas Ltd., Ser A
            (Bermuda) (b)..............................    11.875   11/15/04      2,562,500

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)       DESCRIPTION                                   COUPON    MATURITY      VALUE
            TRANSPORTATION (CONTINUED)
$   4,500   Stena AB (Sweden)..........................    10.500%  12/15/05   $  4,297,500
    1,800   Transport World Airlines, Inc. (b).........    11.500   12/15/04      1,665,000
                                                                               ------------
                                                                                 32,032,525
                                                                               ------------
            UTILITIES  25.1%
      300   AES Corp. .................................     9.500   06/01/09        318,000
    2,450   AES Corp. .................................     8.875   02/15/11      2,505,125
    4,725   Airgate PCS, Inc. (c)......................  0/13.500   10/01/09      3,012,188
    3,750   Alamosa PCS Holdings, Inc. (c).............  0/12.875   02/15/10      2,062,500
    1,750   American Tower Corp., 144A--Private
            Placement (a)..............................     9.375   02/01/09      1,776,250
      300   AMSC Acquisition, Inc. ....................    12.250   04/01/08        135,000
    1,750   Asia Global Crossing Ltd. 144A--Private
            Placement (Bermuda) (a)....................    13.380   10/15/10      1,811,250
    4,435   Cenntennial Cellular Operating Co. ........    10.750   12/15/08      4,479,350
    3,100   Crown Castle International Corp. (c).......  0/10.625   11/15/07      2,650,500
      700   Crown Castle International Corp. ..........    10.750   08/01/11        750,750
    5,925   CTI Holdings SA (Argentina) (c)............  0/11.500   04/15/08      3,258,750
    3,610   Dobson Communications Corp. ...............    10.875   07/01/10      3,844,650
    6,650   E. Spire Communications, Inc. (c)..........  0/13.000   11/01/05      1,862,000
    4,450   Filtronic PLC (United Kingdom).............    10.000   12/01/05      3,537,750
      295   Focal Communications, Ser B................    11.875   01/15/10        250,750
    2,225   Globix Corp. ..............................    12.500   02/01/10        934,500
    5,305   GST Network Funding, Inc. (b) (c)..........  0/10.500%  05/01/08      2,493,350
      568   GST Telecommunications Inc., 144A--Private
            Placement (Canada) (a) (b) (c).............  0/13.875   12/15/05         11,360
   12,590   GT Group Telecom, Inc. (Canada) (c)........  0/13.250   02/01/10      5,539,600
3.5 units   Horizon PCS, Inc., 144A--Private Placement
            (a) (c) (d)................................  0/14.000   10/01/10      1,680,000
   11,075   ICG Holdings, Inc. (b) (c).................  0/13.500   09/15/05      1,162,875
    2,500   ICG Holdings, Inc. (b) (c).................  0/12.500   05/01/06        193,750
    6,515   Intermedia Communications, Inc. (c)........  0/12.500   05/15/06      6,417,275
    4,440   Intermedia Communications, Inc. (c)........  0/11.250   07/15/07      3,929,400
       50   Intermedia Communications, Inc. ...........     8.500   01/15/08         49,250
      155   Intermedia Communications, Inc. ...........     8.600   06/01/08        152,675
    1,125   Intermedia Communications, Inc. (c)........  0/12.250   03/01/09        826,875
    6,650   IPCS, Inc. (c).............................  0/14.000   07/15/10      3,059,000
    3,400   Jazztel PLC (United Kingdom)...............    13.250   12/15/09      2,503,624
    3,450   Jazztel PLC (United Kingdom)...............    14.000   07/15/10      2,588,076
    8,300   KMC Telecommunications Holdings, Inc.
            (c)........................................  0/12.500   02/15/08      1,162,000
    2,100   Level 3 Communications, Inc. ..............    10.750   03/15/08      1,758,980

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)       DESCRIPTION                                   COUPON    MATURITY      VALUE
            UTILITIES (CONTINUED)
$   1,400   McLeodUSA, Inc. (c)........................  0/10.500%  03/01/07   $  1,232,000
    1,575   McLeodUSA, Inc. ...........................    11.375   01/01/09      1,638,000
    4,335   Metromedia Fiber Network, Inc. ............    10.000   12/15/09      4,161,600
    1,925   MGC Communications, Inc., Ser B............    13.000   10/01/04      1,212,750
   10,210   Microcell Telecommunications, Ser B
            (Canada) (c)...............................  0/14.000   06/01/06     10,286,575
    8,775   Millicom International Cellular SA
            (Luxembourg) (c)...........................  0/13.500   06/01/06      7,634,250
    6,965   Netia Holdings BV, Ser B (Netherlands)
            (c)........................................  0/11.250   11/01/07      5,084,450
    1,525   Netia Holdings BV, Ser B (Netherlands).....    10.250   11/01/07      1,250,500
    2,030   Netia Holdings BV (Netherlands)............    13.750   06/15/10      1,840,486
    1,000   Nextel Communications, Inc. ...............    12.000   11/01/08      1,055,000
    4,270   Nextel Communications, Inc. ...............     9.375   11/15/09      3,997,788
    1,165   Nextlink Communications, Inc. (c)..........   0/9.450   04/15/08        681,525
    2,265   Nextlink Communications, Inc. (c)..........  0/12.125   12/01/09      1,143,825
    4,510   Nextlink Communications, Inc. .............    10.500   12/01/09      3,878,600
    5,160   NTL, Inc. (c)..............................   0/9.750   04/01/08      3,289,500
      400   Occidente Y Caribe Celular SA, Ser B
            (Colombia) (c).............................  0/14.000   03/15/04        324,000
    3,500   PF Net Communications, Inc. ...............    13.750   05/15/10      2,187,500
    1,175   Philippine Long Distance Telephone
            (Philippines)..............................    10.500   04/15/09      1,083,233
   10,574   Pinnacle Holdings, Inc. (c)................  0/10.000   03/15/08      6,714,490
    4,450   Price Communications Wireless..............    11.750   07/15/07      4,806,000
    6,770   Primus Telecommunications Group............    11.750   08/01/04      2,437,200
      940   Primus Telecommunications Group............    11.250   01/15/09        338,400
      200   RCN Corp. (c)..............................  0/11.125   10/15/07         78,000
      370   RCN Corp., Ser B (c).......................   0/9.800   02/15/08        144,300
       40   RSL Communications Ltd (Bermuda)...........    12.250   11/15/06          1,600
      675   RSL Communications PLC (United Kingdom)
            (c)........................................  0/10.125   03/01/08         27,000
      260   RSL Communications PLC (United Kingdom)....     9.125   03/01/08         10,400
       50   RSL Communications PLC (United Kingdom)....     9.875   11/15/09          2,000
    5,060   Rural Cellular Corp. ......................     9.625   05/15/08      4,832,300
    2,750   Satelites Mexicanos SA (Mexico)............    10.125   11/01/04      1,980,000
    8,250   SBA Communications Corp. (c)...............  0/12.000   03/01/08      6,930,000
    7,000   SBA Communications Corp. ..................    10.250   02/01/09      7,070,000
    2,800   Spectrasite Holdings, Inc. (c).............  0/11.250   04/15/09      1,778,000
    8,100   Startec Global Communications..............    12.000   05/15/08      4,536,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)

PAR
AMOUNT                                                                            MARKET
(000)       DESCRIPTION                                   COUPON    MATURITY      VALUE
            UTILITIES (CONTINUED)
$   5,585   Telecorp PCS, Inc. (c).....................  0/11.625%  04/15/09   $  4,049,125
    2,250   Telecorp PCS, Inc. ........................    10.625   07/15/10      2,311,875
    5,600   Telefonos De Mexico, 144A--Private
            Placement (Mexico) (a).....................     8.250   01/26/06      5,594,400
    2,030   Tritel PCS, Inc., 144A--Private Placement
            (a)........................................    10.375   01/15/11      2,057,913
    6,690   Triton PCS, Inc. (c).......................  0/11.000   05/01/08      5,385,450
    3,815   United Pan-Europe Communication, Ser B
            (Netherlands)..............................    10.875   11/01/07      3,166,450
    7,695   United Pan-Europe Communication, Ser B
            (Netherlands) (c)..........................  0/12.500   08/01/09      3,270,375
    1,260   United Pan-Europe Communication, Ser B
            (Netherlands)..............................    11.250   02/01/10      1,033,200
    5,160   US Unwired, Inc., Ser B (c)................  0/13.375   11/01/09      2,760,600
    5,800   Worldwide Fiber, Inc. (Canada).............    12.000   08/01/09      4,756,000
                                                                               ------------
                                                                                194,770,063
                                                                               ------------

TOTAL CORPORATE BONDS  86.1%................................................    666,625,106
                                                                               ------------

            FOREIGN GOVERNMENT OBLIGATIONS  0.9%
    1,500   Republic of Columbia (Colombia)............     9.750   04/23/09      1,460,625
    3,150   United Mexican States Debt (Mexico)........     8.375   01/14/11      3,083,063
    2,000   United Mexican States Debt (Mexico)........    11.500   05/15/26      2,407,500
      125   United Mexican States Debt (Mexico)........     9.875   02/01/10        133,906
                                                                               ------------

TOTAL FOREIGN GOVERNMENT OBLIGATIONS........................................      7,085,094
                                                                               ------------

            ASSET BACKED SECURITIES  0.0%
      226   Securitized Multiple Asset Rated Trust,
            Class A1, 144A--Private Placement (a)......     7.720   06/15/05         45,122
                                                                               ------------
EQUITIES  3.5%
Airgate PCS, Inc. (4,906 Common Shares) (e).................................        216,477
Anvil Holdings, Inc. (159,367 Preferred Shares, 13.00% coupon, $1,000 par
per share) (e) (f)..........................................................      2,948,290
AT&T Canada, Inc., Class B (31,718 ADR Common Shares) (Canada) (e)..........        951,540
Broadwing Communications, Inc. (276 Preferred Shares, 12.50% coupon, $1,000
par per share)..............................................................        288,420
Contour Energy Co. (75,000 Common Shares) (e)...............................        150,000
Crown Castle International Corp. (4,250 Preferred Shares, 12.75% coupon,
$1,000 par per share) (e) (f)...............................................      4,313,750

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)

                                                                 MARKET
DESCRIPTION                                                      VALUE
EQUITIES (CONTINUED)
Dairy Mart Convenience Stores, Inc. (14,998 Common Stock
  Warrants) (e).............................................  $     12,748
Davita, Inc. (10,000 Common Shares) (e).....................       175,800
Day International Group, Inc. (2,086 Preferred Shares,
  12.25% coupon, $1,000 par per share) (e) (f)..............     1,408,050
DecisionOne Corp. (14,661 Common Shares) (e)................         9,750
DecisionOne Corp. (8,129 Common Stock Warrants Class A)
  (e).......................................................         8,010
DecisionOne Corp. (14,162 Common Stock Warrants Class B)
  (e).......................................................        13,802
DecisionOne Corp. (8,400 Common Stock Warrants Class C)
  (e).......................................................         8,187
Dobson Communications Corp. (2,976 Preferred Shares, 13.00%
  coupon, $1,000 par per share) (e) (f).....................       279,773
Firstworld Communications, Inc., 144A--Private Placement
  (1,225 Common Stock Warrants) (a) (e).....................        18,375
Globalstar Telecommunications, 144A--Private Placement (285
  Common Stock Warrants) (a) (e)............................           143
GT Group Telecom, Inc., 144A--Private Placement (12,590
  Common Stock Warrants) (a) (e)............................       692,450
HF Holdings, Inc. (36,820 Common Stock Warrants) (e)........        40,502
Intersil Holding Corp., Class A (31,481 Common Shares)
  (e).......................................................       582,399
IPCS, Inc., 144A--Private Placement (6,650 Common Stock
  Warrants) (a) (e).........................................       133,000
Jazztel PLC (3,450 Common Stock Warrants) (United Kingdom)
  (e).......................................................        47,633
K Mart Financing (3,950 Preferred Shares, 7.75% coupon,
  $1,000 par per share).....................................       163,925
KMC Telecommunications Holdings, Inc., 144A--Private
  Placement (9,555 Common Stock Warrants) (a) (e)...........        19,110
McLeodUSA, Inc. (59,106 Common Shares) (e)..................       775,766
Motient Corp., 144A--Private Placement (3,000 Common Stock
  Warrants) (a) (e).........................................        10,500
Nextel Communications, Inc. (68 Preferred Shares, Ser D,
  13.00% coupon, $1,000 par per share) (e) (f)..............        66,640
Nextlink Communications, Inc. (2,294 Preferred Shares, Ser
  E, 13.50% coupon, $1,000 par per share) (e) (f)...........       141,097
NTL, Inc., 144A--Private Placement (6,889 Common Stock
  Warrants) (a) (e).........................................       139,902
Occidente Y Caribe Celular SA, 144A--Private Placement
  (20,850 Common Stock Warrants) (a) (e)....................           209
Optel, Inc. (3,275 Common Shares) (e).......................         3,275
Park N View, Inc., 144A--Private Placement (3,000 Common
  Stock Warrants) (a) (e)...................................           750
Pathmark Stores, Inc. (125,899 Common Stock Warrants) (e)...       629,495
Pathmark Stores, Inc. (151,119 Common Shares) (e)...........     2,569,023

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)

                                                                 MARKET
DESCRIPTION                                                      VALUE
EQUITIES (CONTINUED)
Paxon Communication Corp. (3,878 Preferred Shares, 13.25%
  coupon, $1,000 par per share) (e) (f).....................  $    370,344
PF Net Communications, Inc., 144A--Private Placement (3,500
  Common Stock Warrants) (a) (e)............................       350,000
Price Communications Corp. (54,114 Commons Shares) (e)......     1,016,853
Primus Telecommunications Group (2,000 Common Stock
  Warrants) (e).............................................           200
Republic Technologies International, Inc., 144A--Private
  Placement (7,525 Common Stock Warrants) (a) (e)...........            75
Rural Cellular Corp. (9,736 Preferred Shares, 11.375%
  coupon, $1,000 par per share) (e) (f).....................     7,788,800
Star Gas Partners, L.P. (1,219 Units of Limited Partnership
  Interests)................................................        22,113
Startec Global Communications, 144A--Private Placement
  (8,100 Common Stock Warrants) (a) (e).....................         5,265
Tele1 Europe Holdings AB, 144A--Private Placement (5,195 ADR
  Common Shares) (Sweden) (a) (e)...........................        22,404
Terex Corp. (28,000 Common Stock Rights) (e)................       392,000
UIH Australia/Pacific, Inc. (5,000 Common Stock Warrants)
  (e).......................................................        15,000
Wam!Net, Inc., 144A--Private Placement (9,000 Common Stock
  Warrants) (a) (e).........................................         9,000
                                                              ------------

TOTAL EQUITIES  3.5%........................................    26,810,845
                                                              ------------

TOTAL LONG-TERM INVESTMENTS  90.5%
    (Cost $886,919,518).....................................   700,566,167

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)

                                                                 MARKET
DESCRIPTION                                                      VALUE
REPURCHASE AGREEMENT  7.0%
Bank of America Securities ($54,305,000 par collateralized
  by U.S. Government obligations in a pooled cash account,
  dated 02/28/01, to be sold on 03/01/01 at $54,313,221)
  (Cost $54,305,000)........................................  $ 54,305,000
                                                              ------------

TOTAL INVESTMENTS  97.5%
    (Cost $941,224,517).....................................   754,871,167
FOREIGN CURRENCY  0.2%
    (Cost $1,344,653).......................................     1,312,893
OTHER ASSETS IN EXCESS OF LIABILITIES  2.3%.................    17,913,561
                                                              ------------

NET ASSETS  100.0%..........................................  $774,097,621
                                                              ============

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Non-income producing as this bond is currently in default.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined rate.

(d) One unit represents one million par of senior notes and one warrant.

(e) Non-Income producing security.

(f) Payment-in-kind security.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
February 28, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $941,224,517).......................  $  754,871,167
Foreign Currency (Cost $1,344,653)..........................       1,312,893
Receivables:
  Interest..................................................      19,322,882
  Investments Sold..........................................       4,266,745
  Fund Shares Sold..........................................       2,629,509
  Dividends.................................................           4,606
Other.......................................................         174,522
                                                              --------------
    Total Assets............................................     782,582,324
                                                              --------------
LIABILITIES:
Payables:
  Income Distributions......................................       2,839,628
  Fund Shares Repurchased...................................       2,533,608
  Investments Purchased.....................................       1,967,063
  Investment Advisory Fee...................................         319,420
  Custodian Bank............................................         289,268
  Distributor and Affiliates................................         214,409
Trustees' Deferred Compensation and Retirement Plans........         213,747
Accrued Expenses............................................         107,560
                                                              --------------
    Total Liabilities.......................................       8,484,703
                                                              --------------
NET ASSETS..................................................  $  774,097,621
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,042,287,219
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (715,359)
Accumulated Net Realized Loss...............................     (81,092,636)
Net Unrealized Depreciation.................................    (186,381,603)
                                                              --------------
NET ASSETS..................................................  $  774,097,621
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $439,648,763 and 91,842,956 shares of
    beneficial interest issued and outstanding).............  $         4.79
    Maximum sales charge (4.75%* of offering price).........             .24
                                                              --------------
    Maximum offering price to public........................  $         5.03
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $271,835,107 and 56,651,996 shares of
    beneficial interest issued and outstanding).............  $         4.80
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $62,613,751 and 13,155,160 shares of
    beneficial interest issued and outstanding).............  $         4.76
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended February 28, 2001 (Unaudited)

INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $617).........    $  44,259,622
Dividends...................................................          848,994
Other.......................................................          404,250
                                                                -------------
    Total Income............................................       45,512,866
                                                                -------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $513,389, $1,288,435 and $279,904,
  respectively).............................................        2,081,728
Investment Advisory Fee.....................................        1,951,672
Shareholder Services........................................          380,956
Custody.....................................................           35,142
Legal.......................................................            7,548
Other.......................................................          209,812
                                                                -------------
    Total Expenses..........................................        4,666,858
    Less Credits Earned on Cash Balances....................           10,132
                                                                -------------
    Net Expenses............................................        4,656,726
                                                                -------------
NET INVESTMENT INCOME.......................................    $  40,856,140
                                                                =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $ (16,849,565)
  Foreign Currency Transactions.............................         (289,871)
                                                                -------------
Net Realized Loss...........................................      (17,139,436)
                                                                -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     (133,755,315)
                                                                -------------
  End of the Period:
    Investments.............................................     (186,353,350)
    Foreign Currency Translation............................          (28,253)
                                                                -------------
                                                                 (186,381,603)
                                                                -------------
Net Unrealized Depreciation During the Period...............      (52,626,288)
                                                                -------------
NET REALIZED AND UNREALIZED LOSS............................    $ (69,765,724)
                                                                =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $ (28,909,584)
                                                                =============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended February 28, 2001 and the Year Ended August 31, 2000 (Unaudited)

                                                     SIX MONTHS ENDED       YEAR ENDED
                                                     FEBRUARY 28, 2001    AUGUST 31, 2000
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $  40,856,140       $  87,982,156
Net Realized Loss...................................     (17,139,436)        (22,805,266)
Net Unrealized Depreciation During the Period.......     (52,626,288)        (42,366,538)
                                                       -------------       -------------
Change in Net Assets from Operations................     (28,909,584)         22,810,352
                                                       -------------       -------------

Distributions from Net Investment Income:
  Class A Shares....................................     (24,865,784)        (52,483,280)
  Class B Shares....................................     (13,771,174)        (29,126,910)
  Class C Shares....................................      (3,072,815)         (6,247,936)
                                                       -------------       -------------
Total Distributions.................................     (41,709,773)        (87,858,126)
                                                       -------------       -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................     (70,619,357)        (65,047,774)
                                                       -------------       -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................     179,863,934         256,212,226
Net Asset Value of Shares Issued Through Dividend
  Reinvestment......................................      23,594,242          49,156,292
Cost of Shares Repurchased..........................    (151,773,405)       (325,168,979)
                                                       -------------       -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..      51,684,771         (19,800,461)
                                                       -------------       -------------
TOTAL DECREASE IN NET ASSETS........................     (18,934,586)        (84,848,235)
NET ASSETS:
Beginning of the Period.............................     793,032,207         877,880,442
                                                       -------------       -------------
End of the Period (Including accumulated
  undistributed net investment income of ($715,359)
  and $138,274, respectively).......................   $ 774,097,621       $ 793,032,207
                                                       =============       =============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX MONTHS
                                       ENDED               YEAR ENDED AUGUST 31,
CLASS A SHARES                      FEBRUARY 28,    ------------------------------------
                                        2001         2000      1999      1998      1997
                                    ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................    $ 5.24       $ 5.68    $ 6.06    $ 6.55    $ 6.30
                                       ------       ------    ------    ------    ------
  Net Investment Income............       .27          .59       .63       .61       .60
  Net Realized and Unrealized
    Gain/Loss......................      (.44)        (.43)     (.37)     (.48)      .27
                                       ------       ------    ------    ------    ------
Total from Investment Operations...      (.17)         .16       .26       .13       .87
Less Distributions from and in
  Excess of Net Investment
  Income...........................       .28          .60       .64       .62       .62
                                       ------       ------    ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD...........................    $ 4.79       $ 5.24    $ 5.68    $ 6.06    $ 6.55
                                       ======       ======    ======    ======    ======

Total Return (a)...................    -3.21%*       3.09%     4.41%     1.66%    14.44%
Net Assets at End of the Period (In
  millions)........................    $439.6       $465.0    $492.4    $499.3    $468.6
Ratio of Expenses to Average Net
  Assets (b).......................      .95%        1.03%     1.03%     1.00%     1.08%
Ratio of Net Investment Income to
  Average Net Assets (b)...........    11.54%       10.90%    10.65%     9.33%     9.37%
Portfolio Turnover.................       39%*         68%       51%       90%       75%

 * Nonannualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25%.

(b) For the year ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX MONTHS
                                       ENDED               YEAR ENDED AUGUST 31,
CLASS B SHARES                      FEBRUARY 28,    ------------------------------------
                                        2001         2000      1999      1998      1997
                                    ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................    $ 5.25       $ 5.68    $ 6.06    $ 6.56    $ 6.31
                                       ------       ------    ------    ------    ------
  Net Investment Income............       .25          .55       .58       .57       .56
  Net Realized and Unrealized Gain/
    Loss...........................      (.44)        (.43)     (.37)     (.49)      .26
                                       ------       ------    ------    ------    ------
Total from Investment Operations...      (.19)         .12       .21       .08       .82
Less Distributions from and in
  Excess of Net Investment
  Income...........................       .26          .55       .59       .58       .57
                                       ------       ------    ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD...........................    $ 4.80       $ 5.25    $ 5.68    $ 6.06    $ 6.56
                                       ------       ------    ------    ------    ------
Total Return (a)...................    -3.63%*       2.43%     3.57%     0.77%    13.58%
Net Assets at End of the Period (In
  millions)........................    $271.8       $268.7    $318.2    $283.1    $198.0
Ratio of Expenses to Average Net
  Assets...........................     1.73%        1.78%     1.79%     1.79%     1.86%
Ratio of Net Investment Income to
  Average Net Assets (b)...........    10.76%       10.15%     9.88%     8.52%     8.60%
Portfolio Turnover.................       39%*         68%       51%       90%       75%

 * Nonannualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns do include Rule 12b-1 fees of 1%.

(b) For the year ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                       SIX MONTHS
                                         ENDED              YEAR ENDED AUGUST 31,
CLASS C SHARES                        FEBRUARY 28,    ----------------------------------
                                          2001         2000     1999     1998      1997
                                      --------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................    $ 5.22       $ 5.65    $6.04    $6.53    $ 6.28
                                         ------       ------    -----    -----    ------
  Net Investment Income..............       .25          .55      .58      .57       .56
  Net Realized and Unrealized Gain/
    Loss.............................      (.45)        (.43)    (.38)    (.49)      .26
                                         ------       ------    -----    -----    ------
Total from Investment Operations.....      (.20)         .12      .20      .08       .82
Less Distributions from and in Excess
  of Net Investment Income...........       .26          .55      .59      .57       .57
                                         ------       ------    -----    -----    ------
NET ASSET VALUE, END OF THE PERIOD...    $ 4.76       $ 5.22    $5.65    $6.04    $ 6.53
                                         ------       ------    -----    -----    ------
Total Return (a).....................    -3.84%*       2.45%    3.42%    0.93%    13.64%
Net Assets at End of the Period (In
  millions)..........................    $ 62.6       $ 59.4    $67.3    $55.8    $ 30.8
Ratio of Expenses to Average Net
  Assets (b).........................     1.70%        1.78%    1.79%    1.79%     1.86%
Ratio of Net Investment Income to
  Average Net Assets (b).............    10.79%       10.15%    9.87%    8.49%     8.57%
Portfolio Turnover...................       39%*         68%      51%      90%       75%

 * Nonannualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns do include Rule 12b-1 fees of 1%.

(b) For the year ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Income Corporate Bond Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to maximize current income. Capital appreciation is a secondary objective which is sought only when consistent with the Fund's primary investment objective. The Fund commenced investment operations on October 2, 1978. The distribution of the Fund's Class B and Class C shares commenced on July 2, 1992 and July 6, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

    Fund investments include lower-rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a

NOTES TO
FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At February 28, 2001, there were no when-issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates (collectively, "Van Kampen"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts on debt securities purchased are accreted over the life of the respective security. Premiums are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not amortize premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will increase accumulated distributions in excess of net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. As of February 28, 2001, the cumulative effect adjustment to reflect the amortization of premium would be $1,627,495.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

NOTES TO
FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $42,452,246 which expires between August 31, 2003 and August 31, 2008. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of market discount from bonds sold, post October 31 losses which are not realized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sales transactions.

    At February 28, 2001, for federal income tax purposes, cost of long- and short-term investments is $944,327,019, the aggregate gross unrealized appreciation is $18,260,877 and the aggregate gross unrealized depreciation is $207,716,730, resulting in net unrealized depreciation on long- and short-term investments of $189,455,853.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principals and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS During the six months ended February 28, 2001, the Fund's custody fee was reduced by $10,132 as a result of credits earned on overnight cash balances.

G. CURRENCY TRANSLATION Asset and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

NOTES TO
FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $150 million..........................................  .625 of 1%
Next $150 million...........................................  .550 of 1%
Over $300 million...........................................  .500 of 1%

    For the six months ended February 28, 2001, the Fund recognized expenses of approximately $7,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services Agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended February 28, 2001, the Fund recognized expenses of approximately $19,900 representing Van Kampen Investments Inc's or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended February 28, 2001, the Fund recognized expenses of approximately $294,300. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $115,094 are included in "Other Assets" on the Statement of Assets and Liabilities at February 28, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

3. CAPITAL TRANSACTIONS

At February 28, 2001, capital aggregated $696,800,140, $279,041,391 and
$66,445,688 for Classes A, B and C, respectively. For the six months ended February 28, 2001, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   17,950,811    $  88,043,572
  Class B...............................................   14,461,602       71,452,906
  Class C...............................................    4,145,220       20,367,456
                                                          -----------    -------------
Total Sales.............................................   36,557,633    $ 179,863,934
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    3,185,835    $  15,231,288
  Class B...............................................    1,421,930        6,808,223
  Class C...............................................      327,559        1,554,731
                                                          -----------    -------------
Total Dividend Reinvestment.............................    4,935,324    $  23,594,242
                                                          ===========    =============
Repurchases:
  Class A...............................................  (17,964,793)   $ (88,101,364)
  Class B...............................................  (10,378,459)     (50,668,563)
  Class C...............................................   (2,689,858)     (13,003,478)
                                                          -----------    -------------
Total Repurchases.......................................  (31,033,110)   $(151,773,405)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

    At August 31, 2000, capital aggregated $681,626,644, $251,448,825, and
$57,526,979 for Classes A, B and C, respectively. For the year ended August 31, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   26,793,420    $ 148,906,408
  Class B...............................................   14,987,458       81,925,971
  Class C...............................................    4,670,036       25,379,847
                                                          -----------    -------------
Total Sales.............................................   46,450,914    $ 256,212,226
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    5,919,292    $  31,780,906
  Class B...............................................    2,611,973       14,226,849
  Class C...............................................      581,316        3,148,537
                                                          -----------    -------------
Total Dividend Reinvestment.............................    9,112,581    $  49,156,292
                                                          ===========    =============
Repurchases:
  Class A...............................................  (30,783,802)   $(170,548,452)
  Class B...............................................  (22,445,680)    (123,101,736)
  Class C...............................................   (5,783,018)     (31,518,791)
                                                          -----------    -------------
Total Repurchases.......................................  (59,012,500)   $(325,168,979)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended February 28, 2001 and the year ended August 31, 2000, 811,021 and 3,340,979 Class B Shares automatically converted to Class A Shares, respectively and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended February 28, 2001 and the year ended August 31, 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The

NOTES TO
FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                               CONTINGENT DEFERRED
                                                           SALES CHARGE AS A PERCENTAGE
                                                                 OF DOLLAR AMOUNT
                                                                SUBJECT TO CHARGE
                                                           ----------------------------
YEAR OF REDEMPTION                                         CLASS B             CLASS C
First....................................................   4.00%               1.00%
Second...................................................   4.00%                None
Third....................................................   3.00%                None
Fourth...................................................   2.50%                None
Fifth....................................................   1.50%                None
Sixth and Thereafter.....................................    None                None

    For the six months ended February 28, 2001, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $77,700 and CDSC on redeemed shares of Classes B and C of approximately $441,200. Sales charges do not represent expenses of the Fund.

    On October 27, 2000, the Fund acquired all of the assets and liabilities of the Van Kampen High Yield and Total Return Fund (the "VKHYTR Fund") through a tax free reorganization approved by VKHYTR Fund shareholders on October 11, 2000. The Fund issued 1,164,310, 3,514,197 and 907,160 shares of Classes A, B and C valued at $5,670,192, $17,149,280, and $4,399,728, respectively, in exchange for VKHYTR Fund's net assets. The shares of VKHYTR Fund were converted into Fund shares at a ratio of .5025 to 1, .5045 to 1 and .5013 to 1, for Classes A, B and C, respectively. Net unrealized depreciation of VKHYTR Fund as of October 27, 2000 was $5,150,365. Shares issued in connection with this reorganization are included in proceeds from shares sold for the six months ended February 28, 2001. Combined net assets on the day of reorganization were $721,982,089.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $279,934,502 and $264,718,512, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans

NOTES TO
FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

govern payments for the distribution of the Fund's Class A shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended February 28, 2001, are payments retained by Van Kampen of approximately $1,074,700.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN HIGH INCOME CORPORATE BOND FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President
   and Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG, LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested Persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C) Van Kampen Funds Inc., 2001. All rights reserved.